EXHIBIT 10.2
------------



                  LHO FINANCING PARTNERSHIP I, L.P.
                              (Borrower)


                                  to


                 GENERAL ELECTRIC CAPITAL CORPORATION
                               (Lender)


    ______________________________________________________________

      FEE AND LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
                 SECURITY AGREEMENT AND FIXTURE FILING

    ______________________________________________________________


                      Dated:  As of July 29, 1999


           Property Location:     7800 Normandale Boulevard
                                  Bloomington
                                  Hennepin County, Minnesota



          DOCUMENT PREPARED BY AND WHEN RECORDED, RETURN TO:

                     Cadwalader, Wickersham & Taft
                            100 Maiden Lane
                       New York, New York  10038
                     Attention:  Reese Mason, Esq.


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           FEE AND LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES
           AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING
           -------------------------------------------------

           This Fee and Leasehold Mortgage, Assignment of Leases and
Rents, Security Agreement and Fixture Filing (this "Mortgage") is executed as of July 29, 1999, by LHO FINANCING PARTNERSHIP I, L.P., a Delaware limited partnership ("Borrower"), whose address for notice hereunder is 1401 Eye Street, N.W., Suite 900, Washington, D.C. 20005 for the benefit of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), whose address for notice is 292 Long Ridge Road, Stamford, Connecticut 06927.


                               ARTICLE I

                              DEFINITIONS

          Section 1.1 Definitions. As used herein, the following terms shall have the following meanings:

           "Debt": The sum of all (a) principal, interest and all other amounts due under or secured by the Loan Documents (b) any and all advances or disbursements made by Lender of funds other than funds deposited with Lender by Borrower to protect and preserve the Property, or the lien hereof on the Property, including without limitation, advances or disbursements made for the payment of taxes, levies or insurance on the Property, advances or disbursements made under the Loan Agreement to enable completion of improvements on or to the Property and advances or disbursements made to repair or maintain the Property, with interest on all such advances or disbursements, and (c) all other indebtedness, obligations and liabilities now or hereafter existing of any kind of Borrower to Lender under documents which recite that they are intended to be secured by this Mortgage.

           "Ground Lease": The Ground Lease dated March 14, 1980, between Arleen M. Carlson, Burton W. Bauernfeind and Matthew J. Levitt, as trustees of the Curtis L. Carlson Hennepin Trust, as lessor (such lessor and its respective successors and assigns are hereinafter collectively referred to as the "Ground Lessor"), and Radisson South Company, as lessee, a memorandum of which was recorded on December 31, 1989 as Document No. 4954763 of the records of Hennepin County, Minnesota, as subsequently assigned to Borrower by Assignment of Lease dated April 29, 1998.

           "Loan": The Loan made to the Borrower by the Lender as evidenced and secured by the Loan Documents.

           "Loan Documents": The (a) Loan Agreement of even date herewith, between Borrower and Lender (the "Loan Agreement"),
(b) Promissory Note of even date, executed by Borrower, payable to the order of Lender, in the stated principal amount of $30,300,000.00, (the "Note") (c) this Mortgage, (d) Second Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith, executed by Borrower in favor of Lender (the "Second Mortgage"), (e) all other documents now or hereafter executed by Borrower, or any other person or entity, to evidence, secure or guaranty the payment of all or any portion of the Debt or the performance of all or any portion of the Obligations or otherwise executed in connection with the Note or this Mortgage, and (f) all amendments, modifications, restatements, extensions, renewals or replacements of the foregoing.

           "Obligations": All of the agreements, covenants, conditions, warranties, representations and other obligations (other than to repay the Debt) made or undertaken by Borrower or any other person or entity to Lender or others as set forth in the Loan Documents.

           "Permitted Encumbrances": The outstanding liens, easements, restrictions, security interests and other exceptions to title set forth in the policy of title insurance insuring the lien of this Mortgage, together with (i) the liens and security interests in favor of Lender created by the Loan Documents, (ii) the liens for taxes, not yet delinquent, which are being contested in accordance with Loan Agreement and (iii) any rights under Leases entered into in accordance with the Loan Agreement.

           "Property": (a) the real property described in Exhibits A-1, A-2 and A-3, together with any greater estate therein as hereafter may be acquired by Borrower (the "Land"), (b) all buildings, structures and other improvements, now or at any time situated, placed or constructed upon the Land (the "Improvements"), (c) the Ground Lease and the leasehold estate created thereby, (d) all modifications, extensions and renewals of the Ground Lease and all credits, deposits (including, without limitation, any deposit of cash or securities or any other property which may be held to secure Borrower's performance of its obligations under the Ground Lease), options, privileges and rights of Borrower as lessee under the Ground Lease, including, but not limited to, the right, if any, to renew or extend the Ground Lease for a succeeding term or terms, (e) all the estate, right, title, claim or demand whatsoever of Borrower either in law or in equity, in possession or expectancy, of, in and to the Property or any part thereof, (f) the Parking Agreements and all modifications, extensions and renewals thereof, (g) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Borrower and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and all the right, title and interest of Borrower in and to water, gas, electrical, storm and sanitary sewer facilities and all other utilities whether or not situated in easements (the "Fixtures"), including, without limitation, Borrower's reversionary interest in Fixtures pursuant to the Operating Lease, if any,
(h) all right, title and interest of Borrower in and to all goods, accounts, general intangibles, instruments, documents, chattel paper and all other personal property of any kind or character, including such items of personal property as defined in the UCC, now owned or hereafter acquired by Borrower and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Land and Improvements or which may be used in or relating to the planning, development, financing or operation of the Property, including, without limitation, furniture, furnishings, equipment, machinery, money, insurance proceeds, accounts, contract rights, trademarks, goodwill, chattel paper, documents, trade names, licenses and/or franchise agreements, rights of Borrower under leases of Fixtures or other personal property or equipment, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Borrower with any governmental authorities, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs (the "Personalty"), (i) all right, title and interest of Borrower in and to that certain Promissory Note dated as of April 29, 1998 by Operating Lessee (as defined in the Loan Agreement) in favor of Operating Partnership (as defined in the Loan Agreement), predecessor-in-interest to Borrower,
(j) all reserves, escrows or impounds required under the Loan Agreement and all deposit accounts maintained by Borrower with respect to the Property including without limitation any lockbox account and cash management account and all securities, investments, property and financial assets held from time to time, all accounts and monies held by Operating Lessee and/or Manager which Borrower has an interest in and is entitled to receive and all proceeds, products, distributions or dividends or substitutions thereon and thereof (the "Accounts"), (k) all the right, title and interest of Borrower in and to all plans, specifications, shop drawings and other technical descriptions prepared for construction, repair or alteration of the Improvements, and all amendments and modifications thereof (the "Plans"), (l) all the right, title and interest of Borrower in and to all leases, subleases, operating leases, licenses, concessions, occupancy agreements, rental contracts, or other agreements (written or oral) now or hereafter existing relating to the use or occupancy of all or any part of the Property, together with all guarantees, letters of credit and other credit support, modifications, extensions and renewals thereof, whether before or after the filing by or against Borrower of any petition of relief under 11 U.S.C. Section 101 et. seq. (as same may be amended from time to time, the "Bankruptcy Code") and all related security and other deposits (the "Leases") and all of Borrower's claims and rights (the "Bankruptcy Claims") to the payment of damages arising from any rejection by a lessee of any Lease under the Bankruptcy Code, (m) all of the Operating Lease Rent (as defined in the Loan Agreement) and, if any, all of the rents, revenues, issues, income, proceeds, profits, and all other payments of any kind under the Leases actually received by Borrower for using, leasing, licensing, possessing, operating from, residing in, selling or otherwise enjoying the Property whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code including, without limitation, all hotel receipts, revenues and credit card receipts collected from guest rooms, restaurants, bars, meeting rooms, banquet rooms and recreational facilities, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Borrower or any operator or manager of the hotel or the commercial space located in the Improvements or acquired from others (including, without limitation, from the rental of any office space, retail space, guest rooms or other space, halls, stores, and offices, and deposits securing reservations of such space), license, lease, sublease and concession fees and rentals, health club membership fees, food and beverage wholesale and retail sales, service charges, vending machine sales and security deposits under Leases (collectively, the "Rents"), (n) all other agreements, such as construction contracts, architects' agreements, operating agreements, engineers' contracts, utility contracts, maintenance agreements, franchise agreements, service contracts, permits, licenses, certificates and entitlements in any way relating to the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition or ownership of the Property (the "Property Agreements"),
(o) all rights, privileges, tenements, hereditaments, rights-of-way, easements, reciprocal easement agreements, appendages and appurtenances appertaining to the foregoing, and all right, title and interest, if any, of Borrower in and to any streets, ways, alleys, strips or gores of land adjoining the Land or any part thereof, including, but not limited to, any right, title and interest created by virtue of the Ground Lease, (p) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof, (q) all insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Borrower, (r) all mineral, water, oil and gas rights now or hereafter acquired and relating to all or any part of the Property,
(s) all tradenames, trademarks, service marks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property, (t) all of Borrower's right, title and interest in and to all inventory and articles of personal property and accessions thereof and renewals and replacements thereof and substitutions therefor, if any (including, but not limited to, beds, bureaus, chiffoniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, carpeting, drapes, draperies, curtains, shades, venetian blinds, screens, paintings, hangings, pictures, divans, couches, luggage carts, luggage racks, stools, sofas, chinaware, linens, pillows, blankets, glassware, foodcarts, cookware, dry cleaning facilities, dining room wagons, keys or other entry systems, bars, bar fixtures, liquor and other drink dispensers, icemakers, radios, television sets, intercom and paging equipment, electric and electronic equipment, dictating equipment, private telephone systems, medical equipment, potted plants, heating, lighting and plumbing fixtures, fire prevention and extinguishing apparatus, cooling and air-conditioning systems, elevators, escalators, fittings, plants, apparatus, stoves, ranges, refrigerators, laundry machines, tools, machinery, engines, dynamos, motors, boilers, incinerators, switchboards, conduits, compressors, vacuum cleaning systems, floor cleaning, waxing and polishing equipment, call systems, brackets, electrical signs, bulbs, bells, ash and fuel, conveyors, cabinets, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals, washers and dryers), other customary hotel equipment, and (u) all of Borrower's right, title and interest in and to any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to the Land, Improvements, Fixtures or Personalty. As used in this Mortgage, the term "Property" shall mean all or, where the context permits or requires, any portion of the above or any interest therein.

           "UCC": The Uniform Commercial Code of Minnesota or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than Minnesota then, as to the matter in question, the Uniform Commercial Code in effect in that state.

           Section 1.2Other Terms. Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.


                              ARTICLE II

                                 GRANT

           Section 2.1Grant. To secure the full and timely payment of the Debt and the full and timely performance of the Obligations, Borrower hereby MORTGAGES, GRANTS, BARGAINS, SELLS and CONVEYS to Lender all of Borrower's right, title and interest in and to the Property, subject, however, to the Permitted Encumbrances; TO HAVE AND TO HOLD the Property to Lender, its successors and assigns, and Borrower does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Property unto Lender.


                              ARTICLE III

               WARRANTIES, REPRESENTATIONS AND COVENANTS

           Borrower warrants, represents and covenants to Lender as follows:
           Section 3.1Title to Property and Lien of this Instrument. Borrower owns the Property free and clear of any liens, claims or interests, except the Permitted Encumbrances. This Mortgage creates valid, enforceable first priority liens and security interests against the Property. Borrower warrants that Borrower has good, marketable and insurable title to the Property and has the full power, authority and right to execute, deliver and perform its obligations under this Mortgage. None of the Permitted Encumbrances, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by this Mortgage, materially and adversely affect the value of the Property, materially impair the use or operations of the Property or impair Borrower's ability to pay its obligations in a timely manner. Notwithstanding anything to the contrary contained in this Section 3.1, Borrower and Lender hereby acknowledge and agree that Borrower owns leasehold title to a portion of the Land more particularly described on Exhibit A-2 (the "Lease Property") as created by virtue of the Ground Lease and does not own fee title to such portion of the Land.

           Section 3.2First Lien Status. Borrower shall preserve and protect the first lien and security interest status of this Mortgage, the Second Mortgage and the other Loan Documents. If any lien or security interest other than the Permitted Encumbrances is asserted against the Property, Borrower shall promptly, and at its expense, (a) give Lender a detailed written notice of such lien or security interest (including origin, amount and other terms), and (b) pay the underlying claim in full or take such other action so as to cause it to be released or, in Lender's discretion, provide a bond or other security satisfactory to Lender for the payment of such claim or contest such claim in accordance with the Loan Agreement.

           Section 3.3Payment and Performance. Borrower shall pay the Debt when due under the Loan Documents and shall perform the Obligations in full when they are required to be performed.

           Section 3.4Replacement of Fixtures and Personalty. Borrower shall not, without the prior written consent of Lender, permit any of the Fixtures or Personalty to be removed at any time from the Land or Improvements unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is obsolete and is replaced by an article of equal or better suitability and value, owned by Borrower subject to the liens and security interests of this Mortgage and the other Loan Documents, and free and clear of any other lien or security interest except such as may be first approved in writing by Lender.

           Section 3.5Maintenance of Rights of Way, Easements and Licenses. Borrower shall maintain all rights of way, easements, grants, privileges, licenses, certificates, permits, entitlements and franchises necessary for the use of the Property and will not, without the prior consent of Lender, consent to any public restriction (including any zoning ordinance) or private restriction as to the use of the Property. Borrower shall comply in all material respects with all restrictive covenants affecting the Property, and all zoning ordinances and other public or private restrictions as to the use of the Property.

           Section 3.6Inspection. Borrower shall permit Lender, and Lender's agents, representatives and employees, upon reasonable prior notice to Borrower and during normal business hours, to inspect the Property and conduct such environmental and engineering studies as Lender may require, provided that such inspections and studies shall not materially interfere with the use and operation of the Property.

           Section 3.7Other Covenants. All of the covenants in the Loan Agreement are incorporated herein by reference and, together with covenants in this Article 3, shall be covenants running with the land. The covenants set forth in the Loan Agreement include, among other provisions: (a) the obligation to pay (subject to Borrower's right to contest pursuant to the terms of the Loan Agreement) when due all taxes on the Property or assessed against Lender with respect to the Loan, (b) the right of Lender to inspect the Property, (c) the obligation to keep the Property insured as set forth therein, (d) the obligation to comply with all legal requirements (including environmental laws), maintain the Property in good condition, and promptly repair any damage or casualty, and (e) except as otherwise permitted under the Loan Agreement, the obligation of Borrower to obtain Lender's consent prior to entering into, modifying or taking other actions with respect to Leases.

           Section 3.8Condemnation Awards and Insurance Proceeds.

           (a) Condemnation Awards. Borrower assigns all awards and compensation for any condemnation or other taking, or any purchase in lieu thereof, to Lender and authorizes Lender to collect and receive such awards and compensation and to give proper receipts and acquittances therefor, subject to the terms of the Loan Agreement.

           (b) Insurance Proceeds. Borrower assigns to Lender all proceeds of any insurance policies insuring against loss or damage to the Property. Borrower authorizes Lender to collect and receive such proceeds and authorizes and directs the issuer of each of such insurance policies to make payment for all such losses directly to Lender, instead of to Borrower and Lender jointly in accordance with Section 5.1 of the Loan Agreement.

           Section 3.9Transfer or Encumbrance of Property.

           (a) Without the prior written consent of Lender, neither Borrower nor any other Person having a direct or indirect ownership or beneficial interest in Borrower shall (i) directly or indirectly sell, transfer, convey, mortgage, pledge, or assign the Property, any part thereof or any interest therein (including any partnership or any other ownership interest in Borrower); (ii) further encumber, alienate, grant a Lien or grant any other interest in the Property or any part thereof (including any partnership or other ownership interest in Borrower), whether voluntarily or involuntarily; or (iii) enter into any easement or other agreement granting rights in or restricting the use or development of the Property.

           (b) As used in this Section 3.9, "transfer" shall include, without limitation, (i) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (ii) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents, (iii) if Borrower or any general partner or managing member of Borrower is a corporation, the voluntary or involuntary sale, conveyance or transfer of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock such that such corporation's stock shall be vested in a party or parties who are not now stockholders or any change in the control of such corporation; and (iv) if Borrower or any general partner or managing member of Borrower is a limited or general partnership, joint venture or limited liability company, the change, removal, resignation or addition of a general partner, managing partner, limited partner, joint venturer or member or the transfer of the partnership interest of any general partner, managing partner or limited partner or the transfer of the interest of any joint venture or member.

           (c) Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property without Lender's consent. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property.

           (d) Lender's consent to one sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property shall not be deemed to be a waiver of Lender's right to require such consent to any future occurrence of same. Any sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property made in contravention of this paragraph shall be null and void and of no force and effect.

           (e) Borrower agrees to bear and shall pay or reimburse Lender on demand for all reasonable expenses (including, without limitation, reasonable attorneys' fees and disbursements, title search costs and title insurance endorsement premiums) incurred by Lender in connection with the review, approval and documentation of any such sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer.

           (f) Lender's consent to a one-time sale or transfer of the Property will not be unreasonably withheld if such sale occurs in connection with the sale of the Additional Property (as defined in the Loan Agreement) together with the Property to one purchaser and after consideration of all relevant factors, provided that:

                 (i) no Event of Default or event which with the giving of notice or the passage of time would constitute an Event of Default shall have occurred and remain uncured;

                 (ii) the proposed transferee ("Transferee") and any indemnitor for non-recourse carveouts shall each be a reputable entity or person of good character, creditworthy, with sufficient financial worth as determined by Lender in its reasonable discretion considering the obligations assumed and undertaken, as evidenced by financial statements and other information reasonably requested by Lender;

                 (iii)the Transferee and its property manager shall have sufficient experience in the ownership and management of properties similar to the Property and the Additional Property, and Lender shall be provided with reasonable evidence thereof (and Lender reserves the right to approve the Transferee without approving the substitution of the property manager);

                 (iv) (a) the Manager (as defined in the Loan Agreement) for the Property shall be either (1) the manager immediately prior to such transfer, (2) a professional management company, which at the time of its engagement as manager shall be the property manager for at least ten (10) hotel properties containing at least two thousand (2000) rooms, exclusive of the Property and Additional Property or (3) such other manager reasonably satisfactory to Lender and (b) any new Management Agreement (as defined in the Loan Agreement) shall be satisfactory to Lender in its reasonable discretion;

                 (v) (a) the Operating Lessee shall be either (1) the operating lessee immediately prior to such transfer, (2) an affiliate of hotel operating company, which such operating company at the time of engagement shall be operating and controlling, as owner, manager or operating lessee, at least ten (10) hotel properties consisting of at least two thousand (2000) rooms, exclusive of the Property and Additional Property, and a single purpose bankruptcy-remote entity in accordance with the then-current standards of the Rating Agencies or (3) such other operating lessee reasonably satisfactory to Lender and (b) any new Operating Lease (as defined in the Loan Agreement) shall be satisfactory to Lender in its reasonable discretion;

                 (vi) Lender shall have confirmation in writing from the Rating Agencies (as hereinafter defined) to the effect that such transfer will not result in a re-qualification, reduction or withdrawal of the then current rating assigned in a Securitization (as defined in the Loan Agreement). The term "Rating Agencies" as used herein shall mean each of Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. and Fitch IBCA, Inc., or any other nationally-recognized statistical rating agency which has been selected by Lender;

                 (vii)Lender shall have received evidence satisfactory to it (which shall include a legal non-consolidation opinion reasonably acceptable to Lender) that the single purpose nature and bankruptcy remoteness of Transferee, its shareholders, partners, or members, as the case may be, following such transfers are in accordance with the standards of the Rating Agencies;

                 (viii) the Transferee shall have executed and delivered to Lender an assumption agreement in form and substance reasonably acceptable to Lender, evidencing such Transferee's agreement to abide and be bound by the terms of the Note, this Mortgage and the other Loan Documents, together with such legal opinions and title insurance endorsements as may be reasonably requested by Lender;

                 (ix) the franchise or franchise system for the Property shall be either the franchise or franchise system in place immediately prior to such transfer or a franchise or franchise system reasonably satisfactory to Lender; and

                 (x) Lender shall have received the payment of all out of pocket costs and expenses incurred by Lender in connection with such assumption (including reasonable attorney's fees and costs).

           (g) Notwithstanding anything to the contrary contained herein or any other Loan Documents, Lender's consent shall not be required for any of the following sales, transfers, assignments, pledges, conveyances or encumbrances, provided that Lender has received payment in full of all its costs and expenses incurred in connection therewith:

                 (i) with respect to the REIT, (A) any transfer of all or any portion of any shares of beneficial interests of the REIT for so long as the shares of the REIT continues to be publicly traded on a national stock exchange and (B) the issuance of additional shares of the REIT;

                 (ii) with respect to the Operating Partnership, (A) any transfer of limited partnership interests in the Operating Partnership and
(B) the issuance of additional limited partnership units or other securities, even if such issuance results in a reduction of the partnership interest of the REIT in the Operating Partnership, provided that, after giving effect to such transfer or series of transfers described in (A) or
(B), the REIT owns more than fifty-one percent (51%) of the partnership interests of the Operating Partnership.

           Section 3.10 Ground Lease. Borrower shall (a) pay all rents, additional rents and other sums required to be paid by Borrower, as tenant under and pursuant to the provisions of the Ground Lease as and when such rent or other charge is payable, (b) diligently perform and observe all of the terms, covenants and conditions of the Ground Lease on the part of Borrower, as tenant thereunder, to be performed and observed at least thirty (30) days prior to the expiration of any applicable grace period therein provided, and (c) promptly notify Lender of the giving of any notice by the Ground Lessor to Borrower of any default by Borrower in the performance or observance of any of the terms, covenants or conditions of the Ground Lease on the part of Borrower, as tenant thereunder, to be performed or observed and deliver to Lender a true copy of each such notice. Borrower shall not, without the prior consent of Lender, surrender the leasehold estate created by the Ground Lease or terminate or cancel the Ground Lease or modify, change, supplement, alter or amend the Ground Lease, in any material respect, either orally or in writing, and Borrower hereby assigns to Lender, as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of this Mortgage, the Second Mortgage and the Loan Agreement, all of the rights, privileges and prerogatives of Borrower, as tenant under the Ground Lease, to surrender the leasehold estate created by the Ground Lease or to terminate, cancel, modify in any material respect, change in any material respect, supplement in any material respect, alter or amend in any material respect the Ground Lease, and any such surrender of the leasehold estate created by the Ground Lease or termination, cancellation, modification, change, supplement, alteration or amendment of the Ground Lease without the prior consent of Lender shall be void and of no force and effect. Borrower shall not exercise any option to purchase the Lease Property granted to Borrower pursuant to the Ground Lease, without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed. If Borrower shall default in the performance or observance of any term, covenant or condition of the Ground Lease on the part of Borrower, as tenant thereunder, to be performed or observed, then, without limiting the generality of the other provisions of this Mortgage, the Second Mortgage and the Loan Agreement, and without waiving or releasing Borrower from any of its obligations hereunder or thereunder, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all of the terms, covenants and conditions of the Ground Lease on the part of Borrower, as tenant thereunder, to be performed or observed or to be promptly performed or observed on behalf of Borrower, to the end that the rights of Borrower in, to and under the Ground Lease shall be kept unimpaired and free from default (subject to Borrower's right to contest in accordance with the Loan Agreement). If Lender shall make any payment or perform any act or take action in accordance with the preceding sentence, Lender will notify Borrower of the making of any such payment, the performance of any such act, or the taking of any such action.

In any such event, subject to the rights of tenants, subtenants and other occupants under the Leases, Lender and any person designated by Lender shall have, and are hereby granted, the right to enter upon the Property at any time and from time to time for the purpose of taking any such action. Lender may pay and expend such sums of money as Lender deems reasonably necessary for any such purpose and upon so doing shall be subrogated to any and all rights of the Ground Lessor. Borrower hereby agrees to pay to Lender immediately upon demand therefor, all such sums so paid and expended by Lender, together with interest thereon from the day of such payment at the Default Rate. All sums so paid and expended by Lender and the interest thereon shall be secured by the legal operation and effect of the Mortgage and Second Mortgage. If the Ground Lessor shall deliver to Lender a copy of any notice of default sent by said Ground Lessor to Borrower, as tenant under the Ground Lease, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender, in good faith, in reliance thereon. Borrower shall exercise each individual option, if any, to extend or renew the term of the Ground Lease upon demand by Lender made at any time within one (1) year of the last day upon which any such option may be exercised, and, if Borrower fails to exercise such option, Borrower hereby expressly authorizes and appoints Lender its attorney-in-fact to exercise any such option in the name of and upon behalf of Borrower, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest. Borrower will not subordinate or consent to the subordination of the Ground Lease to any mortgage, security deed, lease or other interest on or in the Ground Lessor's interest in all or any part of the Property, unless, in each such case, the written consent of Lender shall have been first had and obtained, which consent shall be in Lender's sole and absolute discretion. Each Lease hereafter made and each renewal of any existing Lease shall provide that, (i) in the event of the termination of the Ground Lease, the Lease shall not terminate or be terminated by the tenant; (ii) in the event of any action for the foreclosure of the Mortgage or Second Mortgage, the Lease shall not terminate or be terminable by the tenant by reason of the foreclosure of the Ground Lease unless the tenant is specifically named and joined in any such action and unless a judgment is obtained therein against the tenant; and (iii) in the event that the Ground Lease is terminated as aforesaid, the tenant shall attorn to the Ground Lessor or to the purchaser at the sale of the Property on such foreclosure, as the case may be.

           Section 3.11 No Merger of Fee and Leasehold Estates; Releases. So long as any portion of the Debt shall remain unpaid, unless Lender shall otherwise consent, the fee title to the Lease Property and the leasehold estate therein created pursuant to the provisions of the Ground Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estates in Borrower, Lender, or in any other person by purchase, operation of law or otherwise. Lender reserves the right, at any time, to release portions of the Lease Property, including, but not limited to, the leasehold estate created by the Ground Lease, with or without consideration, at Lender's election, without waiving or affecting any of its rights hereunder or under the Note or the other Loan Documents and any such release shall not affect Lender's rights in connection with the portion of the Lease Property not so released.

           Section 3.12 Borrower's Acquisition of Fee Estate. In the event that Borrower, so long as any portion of the Debt remains unpaid, shall be the owner and holder of the fee title to the Lease Property, the liens of the Mortgage and Second Mortgage shall be spread to cover Borrower's fee title to the Lease Property and said fee title shall be deemed to be included in the Property. Borrower agrees, at its sole cost and expense, including without limitation Lender's reasonable attorneys' fees, to (a) execute any and all documents or instruments reasonably necessary to subject its fee title to the Lease Property to the liens of the Mortgage and Second Mortgage; and (b) provide a title insurance policy, or endorsement thereto, which shall insure that the lien of the Mortgage is a first lien on Borrower's fee title to the Lease Property and the lien of the Second Mortgage is a second lien on Borrower's fee title to the Lease Property. Notwithstanding the foregoing, if the Ground Lease is for any reason whatsoever terminated prior to the natural expiration of its term, and if, pursuant to any provisions of the Ground Lease or otherwise, Lender or its designee shall acquire from the Ground Lessor thereunder another lease of the Lease Property, Borrower shall have no right, title or interest in or to such other lease or the leasehold estate created thereby.

           Section 3.13     Rejection of the Ground Lease.

           (a) If the Ground Lease is terminated for any reason in the event of the rejection or disaffirmance of the Ground Lease pursuant to the Bankruptcy Code, or any other law affecting creditor's rights, (i) the Borrower, immediately after obtaining notice thereof, shall give notice thereto to Lender, (ii) Borrower, without the prior written consent of Lender, shall not elect to treat the Ground Lease as terminated pursuant to
Section 365(h) of the Bankruptcy Code or any comparable federal or state statute or law, and any election by Borrower made without such consent shall be void and (iii) this Mortgage, the Second Mortgage and the Loan Agreement and all the liens, terms, covenants and conditions of this Mortgage, the Second Mortgage and the Loan Agreement hereby extends to and covers Borrower's possessory rights under Section 365(h) of the Bankruptcy Code and to any claim for damages due to the rejection of the Ground Lease or other termination of the Ground Lease. In addition, Borrower hereby assigns irrevocably to Lender, Borrower's rights to treat the Ground Lease as terminated pursuant to Section 365(h) of the Bankruptcy Code and to offset rents under such Ground Lease in the event any case, proceeding or other action is commenced by or against the Ground Lessor under the Bankruptcy Code or any comparable federal or state statute or law.

           (b) Borrower hereby assigns to Lender, (i) Borrower's right to reject the Ground Lease under Section 365 of the Bankruptcy Code or any comparable federal or state statute or law with respect to any case, proceeding or other action commenced by or against Borrower under the Bankruptcy Code or comparable federal or state statute or law and (ii) Borrower's right to seek an extension of the 60-day period within which Borrower must accept or reject the Ground Lease under Section 365 of the Code or any comparable federal or state statute or law with respect to any case, proceeding or other action commenced by or against Borrower under the Bankruptcy Code or comparable federal or state statute or law. Further, if the foregoing assignment is not effective under applicable law and Borrower shall desire to so reject the Ground Lease, at Lender's request, Borrower shall assign its interest in the Ground Lease to Lender in lieu of rejecting such Ground Lease as described above, upon receipt by Borrower of written notice from Lender of such request together with Lender's agreement to cure any existing defaults of Borrower under such Ground Lease.

           (c) Borrower hereby agrees that if the Ground Lease is terminated for any reason in the event of the rejection or disaffirmance of the Ground Lease pursuant to the Bankruptcy Code or any other law affecting creditor's rights, any property not removed by the Borrower as permitted or required by the Ground Lease, shall at the option of Lender be deemed abandoned by Borrower, provided that Lender may remove any such property required to be removed by Borrower pursuant to the Ground Lease and all reasonable costs and expenses associated with such removal shall be paid by Borrower within five (5) days of receipt by Borrower of an invoice for such removal costs and expenses.


                              ARTICLE IV

                        DEFAULT AND FORECLOSURE

           Section 4.1Remedies. If an Event of Default (as defined in the Loan Agreement) exists, Lender may, at Lender's election, exercise any or all of the following rights, remedies and recourses:

           (a) Acceleration. Declare the Debt to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Borrower), whereupon the same shall become immediately due and payable.

           (b) Entry on Property. Enter the Property and take exclusive possession thereof and of all books, records and accounts relating thereto.

If Borrower remains in possession of the Property after an Event of Default and without Lender's prior written consent, Lender may invoke any legal remedies to dispossess Borrower.

           (c) Operation of Property. Hold, lease, develop, manage, operate or otherwise use the Property upon such terms and conditions as Lender may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Lender deems necessary or desirable), and apply all Rents and other amounts collected by Lender in connection therewith in accordance with the provisions of Section 4.6.

           (d) Foreclosure and Sale. Institute proceedings for the complete foreclosure of this Mortgage, in which case the Property may be sold for cash or credit in one or more parcels. At any such sale by virtue of any judicial proceedings or any other legal right, remedy or recourse, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Borrower shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Borrower, and against all other persons claiming the property sold or any part thereof, by, through or under Borrower. Lender may be a purchaser at such sale and if Lender is the highest bidder, may credit the portion of the purchase price that would be distributed to Lender against the Debt in lieu of paying cash.

           (e) Receiver. Make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Borrower or regard to the adequacy of the Property for the repayment of the Debt, the appointment of a receiver of the Property, and Borrower irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 4.6.

           (f) UCC. Exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Personalty or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Personalty, and (ii) request Borrower at its expense to assemble the Personalty and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Personalty sent to Borrower in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Borrower;

           (g) Other. Exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity (including an action for specific performance of any covenant contained in the Loan Documents, or a judgment on the Note either before, during or after any proceeding to enforce this Mortgage).

           Section 4.2Separate Sales. The Property may be sold in one or more parcels and in such manner and order as Lender in its sole discretion, may elect; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

           Section 4.3Remedies Cumulative, Concurrent and Nonexclusive. Lender shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights
(a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Borrower or others obligated under the Note and the other Loan Documents, or against the Property, or against any one or more of them, at the sole discretion of Lender, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Lender in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

           Section 4.4Release of and Resort to Collateral. Lender may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Property, any part of the Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by the Loan Documents or their status as a first and prior lien and security interest in and to the Property. For payment of the Debt, Lender may resort to any other security in such order and manner as Lender may elect.

           Section 4.5Discontinuance of Proceedings. If Lender shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Lender shall have the unqualified right to do so and, in such an event, Borrower and Lender shall be restored to their former positions with respect to the Debt, the Obligations, the Loan Documents, the Property and otherwise, and the rights, remedies, recourses and powers of Lender shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Lender thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

           Section 4.6Application of Proceeds. The proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Property, shall be applied by Lender (or the receiver, if one is appointed) in the following order unless otherwise required by applicable law:

           (a) to the payment of the reasonable costs and expenses of taking possession of the Property and of holding, using, leasing, repairing, and selling the same, including, without limitation (i) receiver's fees and expenses, (ii) court costs, (iii) attorneys' and accountants' fees and expenses, (iv) costs of advertisement, (v) insurance premiums and (vi) the payment of all ground rent, real estate taxes and assessments, except any taxes, assessments or other charges subject to which the Property shall have been sold;

           (b) to the payment of all amounts (including interest), other than the unpaid principal balance of the Note and accrued but unpaid interest, which may be due to Lender under the Loan Documents;

           (c) to the payment of the Debt in such manner and order of preference as Lender in its sole discretion may determine; and

           (d) the balance, if any, to the payment of the persons legally entitled thereto.

           Section 4.7Occupancy After Foreclosure. The purchaser at any foreclosure sale pursuant to Section 4.1(d) shall become the legal owner of the Property. All occupants of the Property shall, at the option of such purchaser and subject to the rights of tenants to remain in possession, become tenants of the purchaser at the foreclosure sale and shall deliver possession thereof immediately to the purchaser upon demand. It shall not be necessary for the purchaser at said sale to bring any action for possession of the Property other than the statutory action of forcible detainer in any justice court having jurisdiction over the Property.

          Section 4.8 Additional Advances and Disbursements, Costs of
Enforcement.

           (a) If any Event of Default exists, Lender shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Borrower. All sums advanced and expenses incurred at any time by Lender under this Section 4.8, or otherwise under this Mortgage or any of the other Loan Documents or applicable law, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the Default Rate (as defined in the Loan Agreement), and all such sums, together with interest thereon, shall be secured by this Mortgage.

           (b) Borrower shall pay all reasonable expenses (including reasonable attorneys' fees and expenses) of or incidental to the perfection and enforcement of this Mortgage and the other Loan Documents, or the enforcement, compromise or settlement of the Debt or any claim under this Mortgage and the other Loan Documents, and for the curing thereof, or for defending or asserting the rights and claims of Lender in respect thereof, by litigation or otherwise.

           Section 4.9No Lender in Possession. Neither the enforcement of any of the remedies under this Article 4, the assignment of the Rents and Leases under Article 5, the security interests under Article 6, nor any other remedies afforded to Lender under the Loan Documents, at law or in equity shall cause Lender to be deemed or construed to be a mortgagee in possession of the Property, to obligate Lender to lease the Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

           Section 4.10 Actions and Proceedings. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property, if reasonably necessary to protect Lender's interest in the Property, and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its reasonable discretion, decides should be brought to protect its interest in the Property.

           Section 4.11 Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, Borrower hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Borrower by virtue of any present or future statute of limitations or law or judicial decision exempting the Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Event of Default or of Lender's election to exercise or its actual exercise of any right, remedy or recourse provided for under the Loan Documents, and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

                               ARTICLE V

                    ASSIGNMENT OF RENTS AND LEASES

           Section 5.1Assignment. Borrower acknowledges and confirms that it has executed and delivered to Lender an Assignment of Leases and Rents of even date herewith (the "Assignment of Leases and Rents"), intending that such instrument create a present, absolute assignment to Lender of the Leases and Rents. Without limiting the intended benefits or the remedies provided under the Assignment of Leases and Rents, Borrower hereby assigns to Lender, as further security for the Debt and the Obligations, the Leases and Rents. While any Event of Default exists, Lender shall be entitled to exercise any or all of the remedies provided in the Assignment of Leases and Rents and in Article 4 hereof including, without limitation, the right to have a receiver appointed. If any conflict or inconsistency exists between the assignment of the Rents and the Leases in this Mortgage and the absolute assignment of the Leases and Rents in the Assignment of Leases and Rents, the terms of the Assignment of Leases and Rents shall control.

           Section 5.2No Merger of Estates. So long as any part of the Debt and the Obligations secured hereby remain unpaid and undischarged, the fee and leasehold estates to the Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Borrower, Lender, any lessee or any third party by purchase or otherwise.


                              ARTICLE VI

                          SECURITY AGREEMENT

           Section 6.1Security Interest. This Mortgage constitutes a "Security Agreement" on personal property within the meaning of the UCC and other applicable law and with respect to the Personalty, Fixtures, Plans, Leases, Rents, Accounts and Property Agreements. To this end, Borrower grants to Lender, a first and prior security interest in the Personalty, Fixtures, Plans, Leases, Rents, Accounts and Property Agreements and all other Property which is personal property to secure the payment of the Debt and performance of the Obligations, and agrees that Lender shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Lender with respect to the Personality, Fixtures, Plans, Leases, Rents, Accounts and Property Agreements sent to Borrower at least ten (10) days prior to any action under the UCC shall constitute reasonable notice to Borrower.

           Section 6.2Financing Statements. Borrower shall execute and deliver to Lender, in form and substance reasonably satisfactory to Lender, such financing statements and such further assurances as Lender may, from time to time, reasonably consider necessary to perfect and preserve Lender's security interest hereunder and Lender may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Borrower's chief executive office is in the District of Columbia at the address set forth in the first paragraph of this Mortgage.

           Section 6.3Fixture Filing. This Mortgage shall also constitute a "fixture filing" for the purposes of the UCC against all of the Property which is or is to become fixtures. Information concerning the security interest herein granted may be obtained at the addresses of Debtor (Borrower) and Secured Party (Lender) as set forth in the first paragraph of this Mortgage.

                              ARTICLE VII

                             MISCELLANEOUS

           Section 7.1Limitation on Interest. It is the intention of the parties hereto to conform strictly to applicable usury laws. Accordingly, all agreements between Borrower and Lender with respect to the Loan are hereby expressly limited so that in no event, whether by reason of acceleration of maturity or otherwise, shall the amount paid or agreed to be paid to Lender or charged by Lender for the use, forbearance or detention of the money to be lent hereunder or otherwise, exceed the maximum amount allowed by law. If the Loan would be usurious under applicable law (including the laws of the state where the Property is located and the laws of the United States of America), then, notwithstanding anything to the contrary in the Loan Documents: (a) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received under the Loan Documents shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on the Debt; and (b) if maturity is accelerated by reason of an election by Lender, or in the event of any prepayment, then any consideration which constitutes interest may never include more than the maximum amount allowed by applicable law. In such case, excess interest, if any, provided for in the Loan Documents or otherwise, to the extent permitted by applicable law, shall be amortized, prorated, allocated and spread from the date of advance until payment in full so that the actual rate of interest is uniform through the term hereof. If such amortization, proration, allocation and spreading is not permitted under applicable law, then such excess interest shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on the Debt. The Loan Documents are contracts made under and shall be construed in accordance with and governed by the laws of the State of New York, except that if at any time the laws of the United States of America permit Lender to contract for, take, reserve, charge or receive a higher rate of interest than is allowed by the laws of the State of New York (whether such federal laws directly so provide or refer to the law of any state), then such federal laws shall to such extent govern as to the rate of interest which Lender may contract for, take, reserve, charge or receive under the Loan Documents.

           Section 7.2Notices. Any notice required or permitted to be given under this Mortgage shall be (a) in writing, (b) sent in the manner set forth in the Loan Agreement, and (c) effective in accordance with the terms of the Loan Agreement.

           Section 7.3Covenants Running with the Land. All Obligations contained in this Mortgage are intended by Borrower and Lender to be, and shall be construed as, covenants running with the Property. As used herein, "Borrower" shall refer to the party named in the first paragraph of this Mortgage and to any subsequent owner of all or any portion of the Property (without in any way implying that Lender has or will consent to any such conveyance or transfer of the Property). All persons or entities who may have or acquire an interest in the Property shall be deemed to have notice of, and be bound by, the terms of the Loan Agreement and the other Loan Documents; however, no such party shall be entitled to any rights thereunder without the prior written consent of Lender.

           Section 7.4Attorney-in-Fact. Borrower hereby irrevocably appoints Lender and its successors and assigns, as its attorney-in-fact, which agency is coupled with an interest, (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Lender deems reasonably necessary to protect Lender's interest, if Borrower shall fail to do so within ten (10) days after written request by Lender, (b) upon the issuance of a deed pursuant to the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Personalty, Fixtures, Plans and Property Agreements in favor of the grantee of any such deed and as may be reasonably necessary for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Lender's security interests and rights in or to any of the collateral and (d) while any Event of Default exists, to perform any obligation of Borrower hereunder; however: (i) Lender shall not under any circumstances be obligated to perform any obligation of Borrower; (ii) any sums advanced by Lender in such performance shall be added to and included in the Debt and shall bear interest at the Default Rate; (iii) Lender as such attorney-in-fact shall only be accountable for such funds as are actually received by Lender; and
(iv) Lender shall not be liable to Borrower or any other person or entity for any failure to take any action which it is empowered to take under this Section.

           Section 7.5Successors and Assigns. This Mortgage shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and assigns. Borrower shall not, without the prior written consent of Lender, except as expressly permitted pursuant to
Section 3.9 hereof, assign any rights, duties or obligations hereunder.

           Section 7.6No Waiver. Any failure by Lender to insist upon strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same, and Lender shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

           Section 7.7Subrogation. To the extent proceeds of the Note have been used to extinguish, extend or renew any indebtedness against the Property, then Lender shall be subrogated to all of the rights, liens and interests existing against the Property and held by the holder of such indebtedness and such former rights, liens and interests, if any, are not waived, but are continued in full force and effect in favor of Lender.

           Section 7.8Loan Agreement. If any conflict or inconsistency exists between this Mortgage and the Loan Agreement, the Loan Agreement shall govern.

           Section 7.9Release. Upon payment in full of the Debt and performance in full of the Obligations, Lender, at Borrower's expense, shall release the liens and security interests created by this Mortgage.

           Section 7.10     Waiver of Stay, Moratorium and Similar
Rights. Borrower agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any appraisement, valuation, stay, marshaling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Mortgage or the Debt secured hereby, or any agreement between Borrower and Lender or any rights or remedies of Lender.

           Section 7.11     Limitation on Liability.  Borrower's
liability hereunder is subject to the limitation on liability provisions of
Article 13 of the Loan Agreement.

           Section 7.12     Obligations of Borrower, Joint and Several.
If more than one person or entity has executed this Mortgage as "Borrower," the obligations of all such persons or entities hereunder shall be joint and several.

           Section 7.13     Governing Law.  THIS MORTGAGE WAS NEGOTIATED
IN THE STATE OF NEW YORK, AND MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE SECURED HEREBY WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS MORTGAGE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED ON REAL PROPERTY (INCLUDING FIXTURES) PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS MORTGAGE, AND THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

           Section 7.14     Headings.  The Article, Section and
Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Section or Subsections.

           Section 7.15 Entire Agreement. This Mortgage and the other Loan Documents embody the entire agreement and understanding between Lender and Borrower and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.


                             ARTICLE VIII

                         INTENTIONALLY DELETED


                              ARTICLE IX

                       SPECIAL STATE PROVISIONS

          Section 9.1 Principles of Construction. In the event of any inconsistencies between the terms and conditions of this Article IX and the terms and conditions of this Mortgage, the terms and conditions of this
Article IX shall control and be binding.

          Section 9.2 Application to Minnesota Property. Notwithstanding anything in this Mortgage to the contrary, to the extent the applicable portion of the Property is situated in the State of Minnesota or to the extent the application, interpretation or treatment of this Mortgage is subject to Minnesota laws, the following shall apply:

           (a)   Definitions.

     (i) "Collateral": The Personalty, Plans, Leases, Rents, Property Agreements and any other Property which may not be deemed real property or may not constitute a "fixture" (within the meaning of Minn. Stat. Section 336.9-313 of the UCC) and all replacements, substitutions, and additions of, for and to the same, and the proceeds thereof.



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     (ii)  "Property":  The definition of Property shall be as set forth in this Mortgage, except that for purposes of Lender exercising its remedies hereunder in Minnesota, all references herein to the Property or any component of the Property shall refer to the Property or component thereof in Minnesota.

           (b)   Drafting Information.  This instrument was drafted by:

                 Reese Mason, Esq.
                 Cadwalader, Wickersham & Taft
                 100 Maiden Lane
                 New York, NY  10038

           (c) Multistate Affidavit Allocation. Attached hereto as Exhibit B is an Affidavit for purposes of determining mortgage registration tax pursuant to Minn. Stat. Section 287.05, Subd. 1.

           (d) Exhibit A. All references to Exhibit A shall include reference to Exhibits A-1, A-2 and A-3 attached hereto, with Exhibits A-1 and A-2 to be the "Minnesota Property" and Exhibit A-3 to be the "Non-Minnesota Property."

           (e) Secured Obligations. Notwithstanding anything in this Mortgage to the contrary, this Mortgage shall secure the following
Obligations:

     (i) The debt evidenced by the Note in the principal face amount of THIRTY MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($30,300,000.00);

     (ii) any and all other charges and amounts payable under the Note, this Mortgage or the Loan Documents, as are exempt from Minnesota mortgage registry tax (the "Registry Tax") under Minn. Stat. Section 287.05, Subd. 4;

     (iii) any and all charges, amounts and non-monetary obligations under the Note, this Mortgage or the Loan Documents, which are not otherwise subject to Registry Tax;

     (iv) any and all charges and amounts payable under the Note, this Mortgage or the Loan Documents, not referred to in clauses (i), (ii) or
(iii) on which the Registry Tax has been paid; and

     (v) interest from time to time payable on any or all of the foregoing.

           (f) Minnesota Remedies. If an Event of Default exists, Lender may, at Lender's election, exercise any of the following rights, remedies and recourses:

     (i) Foreclosure and Sale. Foreclose this Mortgage by judicial proceedings or by advertisement with full authority to sell the Property at public auction and convey the same to the purchaser in fee simple, either in one parcel or separate lots and parcels, all in accordance with and in the manner prescribed by law, and out of the proceeds arising from sale and foreclosure to retain the principal, prepayment fees, and interest due on the Note, the Debt and the Obligations, together with all sums of money as Lender shall have expended or advanced pursuant to this Mortgage or pursuant to statute, together with interest thereon as herein provided, and all costs and expenses of such foreclosure, including lawful attorneys' fees with the balance, if any, due to paid to the person entitled thereto by law.



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     (ii)  Receiver.  As a matter of right, without notice and without regard to the solvency or insolvency of Borrower, or the existence of waste of the Property or adequacy of the security of the Property, and without giving bond, apply for the appointment of a receiver in accordance with the statutes and law made and provided for who shall have all the rights, powers and remedies as provided by such statute or law, including without limitation the rights of receiver pursuant to Minn. Stat. Section 576.01, as amended, and who shall from the date of its appointment through any period of redemption existing at law collect the Rents, manage the Property so as to prevent waste, execute leases within or beyond the period of receivership, pay all expenses for normal maintenance of the Property, and perform the terms of this Mortgage and apply the Rents to the payment of the expenses enumerated in Minn. Stat. Section 576.01, Subd. 2 in the priority mentioned therein and to all expenses for maintenance of the Property and to the costs and expenses of the receivership, including attorneys' fees, to the repayment of the Debt and Obligations and as further provided in the Assignment of Leases and Rents executed by Borrower to Lender whether contained in this Mortgage or in a separate instrument. Borrower does hereby irrevocably consent to such appointment.

     (iii) UCC. Exercise all rights, remedies and recourse available to a secured party under the UCC (in addition to the rights available to a Lender of real property), including the right to proceed under the provisions of the UCC governing default as to any Collateral as defined in this Mortgage which may be included on the Property or which may be deemed non-realty in a foreclosure of this Mortgage or to proceed as to such Collateral in accordance with the procedures and remedies available pursuant to a foreclosure of real estate.

           (g)   Acknowledgment of Waiver of Hearing Before Sale.
Borrower understands and agrees that if an Event of Default shall occur, Lender has the right, inter alia, to foreclose this Mortgage by advertisement pursuant to Minn. Stat. Chapter 580, as hereafter amended, or pursuant to any similar or replacement statute hereafter enacted; that if Lender elects to foreclose by advertisement, it may cause the Property or any part thereof to be sold at public action; that notice of such sale must be published for six (6) successive weeks at least once a week in a newspaper of general circulation, and that no personal notice is required to be served upon Borrower. Borrower further understands that upon the occurrence of an Event of Default, Lender may also elect its rights under the UCC and take possession of the non-real estate items of the Property and dispose of the same by sale or otherwise in one or more parcels, provided that at least ten (10) days' prior notice of such disposition must be given, all as provided for by the UCC, as hereinafter amended or by any similar or replacement statute hereafter enacted. Borrower further understands that under the Constitution of the United States and the Constitution of the State of Minnesota it may have the right to notice and hearing before the Property may be sold and that the procedure for foreclosure by advertisement described above does not insure that notice will be given to Borrower and neither said procedure for foreclosure by advertisement nor the UCC requires any hearing or other judicial proceeding. BORROWER HEREBY EXPRESSLY CONSENTS AND AGREES THAT THE PROPERTY MAY BE FORECLOSED BY ADVERTISEMENT AND THAT THE PERSONAL PROPERTY MAY BE DISPOSED OF PURSUANT TO THE CODE, ALL AS DESCRIBED ABOVE. BORROWER ACKNOWLEDGES THAT IT IS REPRESENTED BY LEGAL COUNSEL; THAT BEFORE SIGNING THIS DOCUMENT THIS SECTION AND BORROWER'S CONSTITUTIONAL RIGHTS WERE FULLY EXPLAINED BY SUCH COUNSEL AND THAT BORROWER UNDERSTANDS THE NATURE AND EXTENT OF THE RIGHTS WAIVED HEREBY AND THE EFFECT OF SUCH WAIVER.



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           (h)   Additional Minnesota Waiver of Redemption, Notice and
Marshaling of Assets Provision. The following shall be added to the last sentence of Section 4.11 hereof:

                 ", (d) any appraisal before a sale of any portion of the Property, and (e) any extension of time for the enforcement and collection of the Note, the Loan or the Obligations, or creating or extending a period of redemption from any sale made in collecting said debt. To the full extent Borrower may do so, Borrower agrees that the Borrower will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter enforced providing for any appraisal, evaluation, stay, extension or redemption, and Borrower, to the extent permitted by law, waives and releases all rights of redemption, valuation, appraisal, stay of execution or notice of election to mature or declare due the whole of this Mortgage."

           (i) Leases and Rents. (i) Upon the occurrence of any Event of Default, Borrower's revocable license to collect the Rents set forth in
Section 5 shall immediately cease and terminate. Upon or at any time during the continuance of an Event of Default, including but not limited to failure of the Borrower to pay any of the items set forth in subparagraphs 9.2(i)(iii)(A)-(E) below, or if any material representation or warranty herein proves to be untrue, then the Lender, without regard to waste, adequacy of the security or solvency of the Borrower, may declare all Obligations (as defined in the Loan Agreement) immediately due and payable and may, at its option, without notice:

                 (A) In person or by agent, with or without taking possession of or entering the Property, with or without bringing any action or proceeding, give, or require the Borrower to give, notice to the tenants under the Leases authorizing and directing the tenants to pay all Rents directly to the Lender; collect all of the Rents; enforce the payment thereof and exercise all of the rights of the Borrower under the Leases and all of the rights of the Lender hereunder; and may enter upon, take possession of, manage and operate the Property, or any part thereof; may cancel, enforce or modify the Leases, and fix or modify Rents, and do any acts which the Lender deems proper to protect the security hereof; and/or

                 (B) Apply for appointment of a receiver in accordance with the statutes and law made and provided for, which Receivership hereby consents to, who shall collect the Rents; manage the Property so to prevent waste; execute Leases within or beyond the period of receivership; perform the terms of this Mortgage and apply the Rents as hereinafter provided.

                 (ii) The exercise of any of the foregoing rights or remedies and the application of the Rents pursuant to this Section, shall not cure or waive any Event of Default (or notice of default) or invalidate any act done pursuant to such notice nor in any way operate to prevent the Lender from pursuing any remedy which now or hereafter it may have under the terms and conditions of the Loan Agreement, Mortgage, or the Note secured thereby or any other instruments securing the same. The rights and powers of the Lender hereunder shall remain in full force and effect both prior to and after any foreclosure of the Mortgage and any sale pursuant thereto and until expiration of the period of redemption from said sale, regardless of whether a deficiency remains from said sale. The purchaser at any foreclosure sale, including the Lender, shall have the right, at any time and without limitation as provided in Minn. Stat. Section 582.03, to advance money to any receiver appointed hereunder to pay any part or all of the items which the receiver would otherwise be authorized to pay if cash were available from the Property and the sum so advanced, with interest at the rate then in effect under the terms of the Note, shall be a part of the sum required to be paid to redeem from any foreclosure sale. The rights under this Section 9.2(i)(ii) shall in no way be dependent upon and shall apply without regard to whether the Property is in danger of being lost, materially injured or damaged or whether the Property is adequate to discharge the Debt and the Obligations. To the extent inconsistent with the terms of this section 9.2(i)(ii), the terms of the Assignment of Rents and Leases shall control.

                 (iii)Notwithstanding anything in this Mortgage or the other Loan Documents to the contrary, and specifically replacing contrary provisions in this Mortgage, all Rents collected by Lender or the receiver each month following the occurrence and continuance of an Event of Default shall be applied as follows:

                      (A) to payment of all reasonable fees of the receiver approved by the court;

                      (B) to payment of all tenant security deposits then owing to tenants under any of the Leases pursuant to the provisions of Minn. Stat. Section 504.20;

                      (C)   to payment of all prior or current real
estate taxes and special assessments with respect to the Property, or if this Mortgage or any other instrument relating to the Obligations requires periodic escrow payments for such taxes and assessments, to the escrow payments then due;

                      (D) to payment of all premiums then due for the insurance required with respect to the Property, or if this Mortgage or any other instrument relating to the Obligations requires periodic escrow payments for such premiums, to the escrow payments then due;

                      (E) to payment of expenses incurred for normal maintenance of the Property;

                      (F) if received prior to any foreclosure sale of the Property pursuant to this Mortgage, to Lender for payment of the indebtedness secured hereby, but no such payment made after acceleration of the indebtedness secured hereby shall affect such acceleration; and

                      (G) If the Property shall be foreclosed and sold pursuant to a foreclosure sale, then:

     (1) If the Lender is the purchaser at the foreclosure sale, the Rents shall be paid to the Lender to be applied to the extent of any deficiency remaining after the sale, the balance to be retained by the Lender, and if the Property be redeemed by the Borrower or any other party entitled to redeem, to be applied as a credit against the redemption price with any remaining excess Rents to be paid to the Borrower, provided, if the Property not be redeemed, any remaining excess Rents to belong to the Lender, whether or not a deficiency exists; and

     (2) If the Lender is not the purchaser at the foreclosure sale, the Rents shall be paid to the Lender to be applied first, to the extent of any deficiency remaining after the sale, the balance to be retained by the purchaser, and if the Property be redeemed by the Borrower or any other party entitled to redeem, to be applied as a credit against the redemption price with any remaining excess Rents to be paid to the Borrower, provided, if the Property not be redeemed any remaining excess Rents shall be paid first, to the purchaser at the foreclosure sale in an amount equal to the interest accrued upon the sale price pursuant to Minn. Stat. Section 580.23 or Section 581.10, then to the Lender to the extent of any deficiency remaining unpaid and the remainder to the purchaser.

The rights and powers of Lender and receivers under this Mortgage and the application of Rents under this Section shall continue until expiration of the redemption period from any foreclosure sale, whether or not any deficiency remains after a foreclosure sale.

           (j) Borrower's Federal Taxpayer Identification Number. The following information supplements that given in Sections 6.1 and 6.3 of this Mortgage:

                 The Federal taxpayer identification number of Borrower (Debtor) is 52-2182213.

           (k) Non-Agricultural Use. Borrower represents and warrants that as of the date of this Mortgage the Property is not in agricultural use as defined in Minn. Stat. Section 40A.02, Subd. 3 and is not used for agricultural purposes.

           (l) Maturity Date. The latest obligation secured by this Mortgage matures on August 1, 2024 (the "Maturity Date").

           (m) Future Advances. To the extent that this Mortgage is deemed to secure future advances including, but not limited to, Accrued Interest (as defined in the Loan Agreement), the amount of such advances is not currently known. The delivery and acceptance of this Mortgage by Borrower and Lender, however, constitutes an acknowledgment that Borrower and Lender are aware of the provisions of Minn. Stat. Section 287.05, Subd. 5, and intend to comply with the requirements contained therein. The maximum principal amount of indebtedness secured by this Mortgage at any one time, excluding any amounts constituting an "indeterminate amount" under Minn. Stat. Section 287.05, Subd. 5, and excluding advances made by the Lender in protection of the Property or the lien of this Mortgage, shall be $30,300,000. The representations contained in this Section are made solely for the benefit of county recording authorities in determining the mortgage registry tax payable as a prerequisite to the recording of this Mortgage. Borrower acknowledges that such representations do not constitute or imply an agreement by Lender to make any future advances to Borrower.

           (n) Waiver of Jury Trial. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL, BY JURY IN ANY ACTION, PROCEEDING OR COUNTER-CLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE APPLICATION, THE LOAN, THE LOAN DOCUMENTS, THE HAZARDOUS MATERIALS INDEMNITY AGREEMENT, OR ANY ACTS OR OMISSIONS OF LENDER IN CONNECTION THEREWITH.

           (o) Note Rate. The rate of interest accruing on the unpaid principal balance of the Note is eight and ten one hundredths percent (8.10%) per annum.

           (p) No Affect on Other Instruments. Nothing in this Mortgage and no foreclosure or enforcement of this Mortgage in any state shall limit or impair any other mortgages, deeds of trusts or other instruments (collectively, the "Other Mortgages"), or any liens, rights or remedies under or the provisions of any of the Other Mortgages, notwithstanding that this Mortgage and the Other Mortgages may encumber the same property, and this Mortgage and the Other Mortgages may be separately foreclosed or otherwise enforced concurrently or in any order of priority. For purposes of exercising rights and remedies, including but not limited to foreclosure in a state, all references herein to Property or any component thereof shall be to the Property or component thereof in that state.




                    [NO FURTHER TEXT ON THIS PAGE]



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           IN WITNESS WHEREOF, THIS MORTGAGE has been executed by Borrower as of the day and year first above written.


                      LHO FINANCING PARTNERSHIP I, L.P.,
                      a Delaware limited partnership

                      By:   LHO Financing, Inc.,
                            a Delaware corporation

                            By:   /s/ Hans Weger
                                  ------------------------------

                            Name: Hans Weger
                                  ------------------------------

                            Title: Chief Financial Officer
                                  ------------------------------